UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  March 5, 2007


                           Integrated BioPharma, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28876                                         22-2407475
(Commission File Number)                       (IRS Employer Identification No.)

            225 Long Avenue
          Hillside, New Jersey                                 07205
(Address of Principal Executive Offices)                     (Zip Code)

                                 (973) 926-0816
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01        Entry into a Material Definitive Agreement

         On March 5, 2007 we entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with our wholly-owned subsidiary Bioscience Technologies, Inc. ("BTI"), BevSpec, Inc., a Texas corporation ("BevSpec"), the shareholders of BevSpec (the "Shareholders") and certain other parties (together with the Shareholders, the "Seller Parties") pursuant to which BTI acquired substantially all of the assets of BevSpec (the "Transferred Assets") and assumed certain payment obligations of BevSpec (the "Payment Obligations"). We agreed to pay $307,609.31 to satisfy the Payment Obligations. In addition, we agreed to issue 185,000 shares of our common stock to the Seller Parties (the "Share Consideration"). The Asset Purchase Agreement is effective as of February 28, 2007.

         The Share Consideration is subject to a twelve month lock-up and shall be held in escrow for such time to satisfy any indemnification obligations of the Seller Parties. The Seller Parties indemnification obligations for any breach of the Seller Parties representations and warranties in the Asset Purchase Agreement are limited to the aggregate value of the Share Consideration held in escrow. The Seller Parties representations and warranties shall survive for a period of one year following the date of the Asset Purchase Agreement.

Item 3.02        Unregistered Sales of Equity Securities

         The disclosure set forth in Item 1.01 hereof is hereby incorporated by reference in this Item 3.02.

         Pursuant to the Asset Purchase Agreement, we issued 185,000 shares of our common stock, all of which is unregistered, to the Seller Parties. For this issuance, we relied upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended. The issuance of the Share Consideration in connection with the Asset Purchase Agreement did not involve any form of general solicitation or general advertising. All the securities issued pursuant to the transactions contemplated by the Asset Purchase Agreement shall bear appropriate restrictive legends.

         The descriptions of the Asset Purchase Agreement are qualified in their entirety by the full text of the Asset Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.                Description

10.1 Asset Purchase Agreement, dated February 28, 2007, between Integrated BioPharma, Inc., Bioscience Technologies, Inc., BevSpec, Inc.

99.1  Press Release issued by Integrated BioPharma, Inc. on March 7, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     INTEGRATED BIOPHARMA, INC.


Date:  March 9, 2007                 By:/s/ Dina Masi
                                     ----------------
                                     Dina Masi
                                     Chief Financial Officer